EXHIBIT 10
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                             CRAGAR INDUSTRIES, INC.

                           RESTRICTED STOCK AGREEMENT


     THIS RESTRICTED STOCK AGREEMENT (the "Agreement") is made as of April ____, 2001, by and between CRAGAR INDUSTRIES, INC., a Delaware corporation (the "Company"), and [_____________________________] (the "Recipient").


     1. Award of Restricted Stock. The Board hereby grants, as of __________, 2001 (the "Date of Grant"), to the Recipient, [________] shares of Restricted Stock of the Company (collectively the "Restricted Stock").

     2. Vesting of Restricted Stock. Except as otherwise provided herein and in the Licensing Agreement, [________] shares of the Restricted Stock shall become vested immediately and [________] shares of Restricted Stock shall vest on April 1, 2002, so long as Recipient continues to render the services set forth opposite his name on Exhibit A to that certain Licensing Representation Agreement dated April 1, 2001 by and between the Company and Trademarketing Resources, Inc., a California corporation ("TRI") (the "Licensing Agreement") through such vesting date. All shares of Restricted Stock that have not vested as of April 2, 2002 shall terminate and be cancelled. Shares that are vested pursuant to the schedule set forth in this Section 2 are "Vested Shares." Shares that are not vested pursuant to this schedule are "Unvested Shares." The number of shares of Restricted Stock that are Vested Shares or Unvested Shares will be proportionally adjusted for any stock split or similar change in the capital structure of the Company.

     3. Delivery of Restricted Stock. One or more stock certificates evidencing the Restricted Stock shall be issued in the name of the Recipient.

     4. Recipient's Representations. The Recipient, represent and warrant to the Company as follows:

         (a) Knowledge Respecting the Company. Recipient (i) knows or has had the opportunity to acquire all information concerning the business, affairs, financial condition, plans, and prospects of the Company that Recipient deems relevant to make a fully informed decision respecting the acquisition of the Restricted Stock, (ii) has been encouraged and has had the opportunity to rely upon the advice of Recipient's legal counsel and accountants and other advisers with respect to the acquisition of the Restricted Stock, and (iii) has had the opportunity to ask such questions and receive such answers and information respecting, among other things, the business, affairs, financial condition, plans, and prospects of the Company and the terms and conditions of the acquisition of the Restricted Stock as Recipient has requested so as to more fully understand his acquisition.

         (b) Absence of Representations and Warranties. Recipient confirms that neither the Company nor anyone purportedly acting on behalf of the Company has made any representations, warranties, agreements or statements other than those contained herein respecting the business, affairs, financial condition, plans, or prospects of the Company nor has Recipient relied on any representations, warranties, agreements, or statements in the belief that they were made on behalf of any of the foregoing nor has Recipient relied on the absence of any such representations, warranties, agreements, or statements in reaching his decision to acquire the Restricted Stock.
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         (c) Understanding of Risks. Recipient is fully aware of: (i) the volatility of the market price of the Company's Common Stock; (ii) the lack of liquidity of the shares of Restricted Stock and the restrictions on transferability of the shares of Restricted Stock (e.g., that Recipient may not be able to sell or dispose of the shares of Restricted or use them as collateral for loans); and (iii) the tax consequences of investment in the shares of Restricted Stock. Recipient is capable of evaluating the merits and risks of this investment, has the ability to protect Recipient's own interests in this transaction and is financially capable of bearing a total loss of this investment.

         (d) No Distribution. Recipient is acquiring the Restricted Stock for Recipient's own account without a view to public distribution or resale, and Recipient has no contract, undertaking, agreement, or arrangement to transfer, sell, or otherwise dispose of any Restricted Stock or any interest therein to any other person.

         (e) Restricted Stock to be Restricted. Recipient understands that the Restricted Stock are "restricted securities" within the meaning of Rule 144 under the Securities Act of 1933, as amended (the "1933 Act").

         (f) No Governmental Approval. Recipient understands that no federal or state agency has approved or disapproved the Restricted Stock, passed upon or endorsed the merits of the offering of the Restricted Stock, or made any finding or determination as to the fairness of the Restricted Stock for acquisition.

         (g) Reliance Upon Information. Recipient understands that the Restricted Stock are being offered in reliance on specific exemptions from the registration requirements of federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings set forth herein in order to determine the suitability of Recipient to acquire the Restricted Stock.

     5. Restriction on Transfer. Unvested Shares (as defined in Section 2 below) are not transferable. Recipient shall not assign, grant a lien or security interest in, pledge, hypothecate, encumber or otherwise dispose of any Unvested Shares.

     6.  Restrictive Legends and Stop-Transfer Instructions.

         (a) Legends. Recipient understands and agrees that the Company may place the legends set forth below or similar legends on any stock certificate(s) evidencing the Retricted Stock, together with any legends that may be required by state or federal securities laws and the Company's Certificate of Incorporation or Bylaws:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A REPURCHASE OPTION HELD BY THE ISSUER AND/OR ITS ASSIGNEE(S) AS SET FORTH IN A RESTRICTED STOCK AGREEMENT DATED AS OF ________, 2001 BETWEEN THE ISSUER AND ______________ (THE "AGREEMENT"). THE SECURITIES MAY NOT BE TRANSFERRED EXCEPT AS PERMITTED UNDER THE AGREEMENT. A COPY OF THE AGREEMENT MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER.

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     Until the shares of Restricted Stock are registered under the Securities
Act, as provided in Licensing Representation Agreement, the Company may place the following additional legend or a legend similar thereto on the certificate(s) evidencing the shares of Restricted Stock:

         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR STATE SECURITIES LAWS OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

         (b) Stop-Transfer Instructions. Recipient agrees that, to ensure compliance with the restrictions imposed by this Agreement, the Company may issue appropriate "stop-transfer" instructions to its transfer agent. The Company will not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as the owner of such Shares, or to accord the right to vote or pay dividends to any recipient or other transferee to whom such Shares have been transferred in violation of any of the provisions of this Agreement.

     7. Right to Repurchase Restricted Stock. The Company is hereby granted the right (the "Repurchase Right"), exercisable at any time following the date the Recipient takes a short position ("Short Position") in the Company's Common Stock, to repurchase at a per share price of $.01 all or any portion of Recipient's Restricted Stock. For purposes of this Agreement, a Short Position shall be defined as a sale of any of the Company's Common Stock by the Recipient if the Recipient does not own the Common Stock sold or if the Recipient selling owns the security but does not deliver it against such sale within five (5) days. The Repurchase Right shall be exercisable by written notice delivered to Recipient. The notice shall indicate the number of shares of Restricted Stock to be repurchased and the date on which the repurchase is to be effected, such date to be not more than sixty (60) days after the date of notice.

     8. Rights as a Stockholder. Subject to the terms and conditions of this Agreement, Recipient will have all of the rights of a stockholder of the Company with respect to the Restricted Stock from and after the Effective Date until such time as Recipient disposes of the Restricted Stock or the Company and/or its assignee(s) exercise(s) the Repurchase Option. Upon an exercise of the Repurchase Option, Recipient will have no further rights as a holder of the Restricted Stock that are purchased upon such exercise, other than the right to receive payment for the shares of Restricted Stock so purchased in accordance with the provisions of this Agreement, and Recipient will promptly surrender the

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stock certificate(s) evidencing the shares of Restricted Stock so purchased to the Company for transfer or cancellation.

     9. Amendment, Modification and Assignment. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Recipient and the Board. No waiver by either party of any breach by the other party hereto of any condition or provision of this Agreement shall be deemed a waiver of any other conditions or provisions of this Agreement. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement. Unless otherwise consented to by the Board, this Agreement shall not be assigned by the Recipient in whole or in part. The rights and obligations created hereunder shall be binding on the Recipient and his heirs and legal representatives and on the successors and assigns of the Company.

     10. Miscellaneous.

         (a) No Right to Employment or Service. The grant of the Restricted Stock shall not be construed as giving the Recipient the right to be retained in the employ of the Company or perform services thereto.

         (b) No Limit on Other Compensation Arrangements. Nothing contained in this Agreement shall preclude the Company from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

         (c) Severability. If any provision of this Agreement is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify this Agreement or the award of Restricted Stock under any applicable law, such provision shall be construed or deemed amended to conform to applicable law (or if such provision cannot be so construed or deemed amended without materially altering the purpose or intent of this Agreement and the grant of Restricted Stock hereunder, such provision shall be stricken as to such jurisdiction and the remainder of this Agreement and the award shall remain in full force and effect).

         (d) No Trust or Fund Created. Neither this Agreement nor the grant of Restricted Stock shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and the Recipient or any other person. To the extent that the Recipient or any other person acquires a right to receive payments from the Company pursuant to this Agreement, such right shall be no greater than the right of any unsecured general creditor of the Company.

         (e) Governing Law. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Arizona.

         (f) Interpretation. The Recipient accepts the Restricted Stock subject to all the terms and provisions of this Agreement. The undersigned Recipient hereby accepts as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Agreement.

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         (g) Headings. Headings are given to the Paragraphs and Subparagraphs of this Agreement solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Agreement or any provision thereof.

         (h) Complete Agreement. This Agreement, the Licensing Agreement, and those agreements and documents expressly referred to herein embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.







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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.


                                            CRAGAR INDUSTRIES, INC.,
                                            a Delaware corporation


                                            By:
                                                --------------------------

                                            Name:
                                                  ------------------------

                                            Title:
                                                   -----------------------


Agreed and Accepted:

By:
    ------------------------------------
         [______________________]

By:
    ------------------------------------
         [______________________]




















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